++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED SEPTEMBER 24, 1997

PROSPECTUS

                                  $80,000,000
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                   AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]
                             1,600 SHARES, SERIES A
                             1,600 SHARES, SERIES B
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                  -----------

  MuniHoldings California Insured Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Investors are advised to read this Prospectus carefully and retain it for future reference.
                                                        (Continued on next page)
                                  -----------

  The Broker-Dealers (as defined herein) intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

                                  -----------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION,  NOR HAS  THE COMMISSION PASSED  UPON THE  ACCURACY OR
   ADEQUACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION TO THE  CONTRARY IS  A
     CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         PRICE TO                    PROCEEDS TO
                                          PUBLIC    SALES LOAD(1)(2)   FUND(3)
--------------------------------------------------------------------------------
Per Share.............................    $25,000         $              $
--------------------------------------------------------------------------------
Total.................................  $80,000,000     $             $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3) Offering expenses payable by the Fund, estimated at $196,000, will be reimbursed by the Underwriter. See "Underwriting."

                                  -----------

  The shares of AMPS are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for each series of the AMPS will be delivered to the nominee of
The Depository Trust Company on or about October   , 1997.
-----
(R)Registered trademark of Merrill Lynch & Co., Inc.

                                  -----------
                              MERRILL LYNCH & CO.

                                  -----------

                The date of this Prospectus is October   , 1997.

(Continued from previous page)

  Dividends on the shares of Auction Market Preferred Stock(R) ("AMPS(R)"), Series A ("Series A AMPS(R)") and Series B ("Series B AMPS(R)") of the Fund offered hereby will be cumulative from the Date of Original Issue and payable
commencing on October   , 1997 in the case of Series A AMPS and October   ,
1997 in the case of Series B AMPS (each, as applicable, an "Initial Dividend Payment Date") and, generally, on each succeeding Tuesday in the case of Series A AMPS and each succeeding Friday in the case of Series B AMPS, subject to certain exceptions.

  The cash dividend rate (the "Applicable Rate") on the shares of Series A
AMPS for the Initial Dividend Period ending October   , 1997 will be  % per
annum and the cash dividend rate on the shares of Series B AMPS for the
Initial Dividend Period ending October   , 1997 will be  % per annum. The
Applicable Rate on the shares of AMPS of each series for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described in Appendix D hereto (an "Auction"). Except as otherwise provided herein, each Subsequent Dividend Period for each series of AMPS will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, with respect to each series of AMPS, upon giving notice to holders thereof, a Special Dividend Period. See "Description of AMPS--Dividends."

  The Applicable Rate on the shares of AMPS of each series for each Subsequent Dividend Period will be reset on the basis of Bids, Hold Orders and Sell Orders placed by Existing Holders and Potential Holders in the Auction conducted on the Business Day next preceding the commencement of such Dividend Period. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate (as defined herein). See "Description of AMPS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders."

  The Fund currently is required to allocate net capital gains and other taxable income, if any, proportionately between shares of Common Stock and shares of AMPS. The Fund will give notice of the amount of any taxable income to be included in a dividend on shares of AMPS in the related Auction, as described herein, or, in limited circumstances, include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset substantially the tax effect thereof. The amount of taxable income allocable to shares of AMPS will depend upon the amount of such income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes."

  Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus, including the Appendices, and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell AMPS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of AMPS will be maintained in book-entry form by or through the Securities Depository. Under certain circumstances, holders of AMPS may be unable to sell their shares of AMPS in an Auction and thus may lack liquidity of investment. Shares of AMPS only may be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

  The shares of AMPS are redeemable, in whole or in part, at the option of the Fund, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price per share and will be subject to mandatory redemption on dates fixed by the Board of Directors, under certain circumstances, at the Mandatory Redemption Price per share.

  If the Fund fails to pay on any Dividend Payment Date (or within the applicable grace period) the full amount of any dividend or the redemption price of shares of AMPS called for redemption, the Applicable Rate will not be based on the results of an Auction but instead will be equal to the Non-Payment Period Rate until such failure to pay is cured. See "Description of AMPS--Dividends--Non-Payment Period; Late Charge."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

THE FUND MuniHoldings California Insured Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. See "The Fund."

INVESTMENT    The investment objective of the Fund is to provide shareholders
OBJECTIVE     with current income exempt from Federal and California income
AND           taxes. The Fund will seek to achieve its investment objective by
POLICIES      investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of the Investment Adviser, California
              Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes ("Municipal Bonds"). Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund does not ordinarily intend to realize significant investment income not exempt from Federal and California income taxes. See
              "Investment Objective and Policies."

INVESTMENT    Fund Asset Management, L.P. is the Fund's investment adviser (the
ADVISER       "Investment Adviser") and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55 of 1% of the Fund's average weekly net assets. The Investment Adviser is an affiliate of Merrill Lynch Asset Management, L.P. ("MLAM") which is owned and controlled by Merrill Lynch & Co., Inc. ("ML &
              Co."). The Investment Adviser or MLAM acts as the investment adviser for over 140 other registered management investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of August 31, 1997, the Investment Adviser and
              MLAM had a total of approximately $267.7 billion in investment company and other portfolio assets under management
              (approximately $32.9 billion of which was invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. See "Investment Advisory and Management
              Arrangements."

THE           The Fund is offering an aggregate of 1,600 shares of Series A
OFFERING      AMPS and 1,600 shares of Series B AMPS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
              Lynch" or the "Underwriter"). See "Underwriting."

              The AMPS of each series will be shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for each such series. In general, except as described below, each Dividend Period for each series of AMPS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

              Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of shares of AMPS of each series may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of AMPS--The Auction."

              Except as described herein, investors in AMPS will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of AMPS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of AMPS are to purchases, sales or ownership of those shares by Beneficial Owners.

DIVIDENDS     After the Initial Dividend Period, each Subsequent Dividend
AND           Period for each series of AMPS will generally consist of seven
DIVIDEND      days (a "7-Day Dividend Period"); provided, however, that prior
PERIODS       to any Auction, the Fund may elect, subject to certain
              limitations described herein, with respect to each series of AMPS, upon giving notice to holders thereof, a Special Dividend
              Period. A Special Dividend Period is a Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 (a
              "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the AMPS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, commencing on the Initial Dividend Payment Date and, in the case of Dividend
              Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Tuesday in the case of Series A AMPS and each succeeding Friday in the case of the Series B AMPS, subject to certain exceptions.

              Dividends for each series of AMPS will be paid through the Securities Depository (The Depository Trust Company or a successor securities depository) on each Dividend Payment Date for such series. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of AMPS-- Dividends."

              For each Subsequent Dividend Period, the cash dividend rate on the shares of each series of AMPS will be the Applicable Rate for such series that the Auction Agent (IBJ Schroder Bank & Trust Company or any successor) advises the Fund has resulted from an Auction relating to such series. See "Description of AMPS-- Dividends." The first Auction for each series of AMPS is scheduled to be held on the ending date for the Initial Dividend Period for such series of AMPS as set forth above.

              The Articles Supplementary provide that until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period with respect to a series of AMPS, only 7-Day Dividend Periods will be applicable to each series of AMPS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to the AMPS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the AMPS--Dividends--Notification of Dividend Period."

              A Special Dividend Period will not be effective for a series of the AMPS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction for a series of the AMPS, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the AMPS of such series outstanding prior to such Auction will be required to continue to hold such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to a series of AMPS, or if the Fund has given a Notice of Special Dividend Period for a series of AMPS, the Fund will be required to give a Notice of Revocation in respect thereof if (i) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the AMPS, (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date, or (iii) the Broker-Dealers have given the Fund notice that it is not advisable to hold an Auction in respect of a Special Dividend Period. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

ADVANCE       Dividends paid by the Fund, to the extent paid from tax-exempt
NOTICE OF     income earned on municipal obligations, will be exempt from
ALLOCATION    Federal and California income taxes, subject to the possible
OF TAXABLE    application of the alternative minimum tax. However, the Fund is
INCOME;       required to allocate net capital gains (including new categories
INCLUSION     of capital gains, as discussed under "Taxes") and other income
OF TAXABLE    subject to regular Federal income taxes, if any, proportionately
INCOME IN     between shares of Common Stock and shares of AMPS in accordance
DIVIDENDS     with the current position of the Internal Revenue Service (the
              "IRS") described herein. The Fund will notify the Auction Agent of the amount of any net capital gains (including new categories of capital gains, as discussed under "Taxes") or other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend.
              The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial
              Owners, as provided in its Broker-Dealer Agreement. In limited circumstances, the Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant. See "Taxes" and "Description of AMPS--The Auction--Auction Date; Advance Notice of Allocation of
              Taxable Income; Inclusion of Taxable Income in Dividends."

ADDITIONAL    If the Fund retroactively allocates any net capital gains
DIVIDENDS     (including new categories of capital gains, as discussed under
              "Taxes") or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof as described above, which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income. See
              "Description of AMPS--Dividends--Additional Dividends" and
              "Taxes."

DETERMINATION Except during a Non-Payment Period, the Applicable Rate for any
OF MAXIMUM    Dividend Period for shares of AMPS of each series will not be
APPLICABLE    more than the Maximum Applicable Rate applicable to such shares.
RATES         The Maximum Applicable Rate for shares of AMPS will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the
              Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any Dividend Period or any Short Term
              Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable
              Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial
              Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S.
              Treasury Bill Rate and (iv) with respect to any Long Term
              Dividend Period, the applicable U.S. Treasury Note Rate. The
              Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to the AMPS by Moody's Investors Service, Inc. ("Moody's") and Standard &
              Poor's Ratings Services ("S&P") (or, if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two
              Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                                   APPLICABLE        APPLICABLE
                         CREDIT RATINGS            PERCENTAGE        PERCENTAGE
                 ------------------------------ OF REFERENCE RATE OF REFERENCE RATE
                     MOODY'S           S&P      --NO NOTIFICATION  --NOTIFICATION
                 ---------------- ------------- ----------------- -----------------
                 "aa3" or higher  AA- or higher        110%              150%
                   "a3" to "a1"     A- to A+           125%              160%
                 "baa3" to "baa1" BBB- to BBB+         150%              250%
                   Below "baa3"    Below BBB-          200%              275%

              There is no minimum Applicable Rate in respect of any Dividend Period.

              The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of AMPS--Dividends--Non-Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

AUCTION       Separate Auctions will be conducted for each series of AMPS. As
PROCEDURES    used in the following description of the Auction Procedures, unless the context otherwise requires, "AMPS" means the series of AMPS subject to the related Auction, and "Beneficial Owners,"
              "Potential Beneficial Owners," "Existing Holders" and "Potential
              Holders" means Beneficial Owners of such series, Potential
              Beneficial Owners of such series, Existing Holders of such series and Potential Holders of such series, respectively.

              Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of AMPS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for each series of AMPS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

              -- Hold Order--indicating its desire to hold shares of AMPS without regard to the Applicable Rate for the next Dividend Period for such shares.

              -- Bid--indicating its desire to hold shares of AMPS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

              -- Sell Order--indicating its desire to sell shares of AMPS without regard to the Applicable Rate for the next Dividend Period for such shares.

              A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of AMPS then held by such Beneficial Owner, provided that the total number of shares of AMPS covered by such Orders does not exceed the number of shares of AMPS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of AMPS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to shares of AMPS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

              Potential Beneficial Owners of shares of AMPS may submit Bids through their Broker-Dealers in which they offer to purchase shares of AMPS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

              Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with any of the foregoing.

              A Broker-Dealer also may hold AMPS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. An Order placed with the Auction Agent by a Broker-Dealer as an Existing Holder or a Potential Holder as or on behalf of a

              Beneficial Owner or a Potential Beneficial Owner, as the case may be, will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

              If Sufficient Clearing Bids exist in an Auction (that is, in general, the number of shares of AMPS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of shares of AMPS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the shares of AMPS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Sell Orders. Thus, under certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

              The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of shares of AMPS that is less than the number of shares of AMPS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

              A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the shares of AMPS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the shares of AMPS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the shares of AMPS subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of AMPS--The Auction."

ASSET         Under the Articles Supplementary, the Fund must maintain (i) S&P
MAINTENANCE   Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic
              Maintenance Amount and (ii) 1940 Act AMPS Asset Coverage of at least 200%. See "Description of AMPS--Asset Maintenance."

              The Fund estimates that, based on the composition of its portfolio at September 19, 1997, 1940 Act AMPS Asset Coverage with respect to shares of AMPS would be approximately 250% immediately after the issuance of the shares of AMPS offered hereby in an amount representing approximately 40% of the Fund's capital.

              The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the AMPS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of AMPS on their Date of Original Issue of "aaa" from Moody's and AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

MANDATORY     If the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset
REDEMPTION    Coverage is not maintained or restored as specified herein, shares of AMPS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption
              Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See
              "Description of AMPS--Dividends--Additional Dividends." Any such redemption will be limited to the minimum number of shares of AMPS necessary to restore the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended
              (the "1940 Act"). See "Description of AMPS--Redemption--Mandatory
              Redemption."

OPTIONAL      The shares of AMPS of each series are redeemable at the option of
REDEMPTION    the Fund, as a whole or in part, on any Dividend Payment Date
              (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of AMPS--Redemption--
              Optional Redemption." In addition, holders of shares of AMPS may be entitled to receive Additional Dividends in the event of redemption of such shares of AMPS to the extent provided herein.
              See "Description of AMPS--Dividends--Additional Dividends."

LIQUIDATION The liquidation preference of each share of AMPS will be $25,000, PREFERENCE plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of AMPS--Liquidation
              Rights." In addition, holders of AMPS may be entitled to receive
              Additional Dividends in the event of the liquidation of the Fund as provided herein. See "Description of AMPS--Dividends--
              Additional Dividends."

RATINGS It is a condition to their issuance that the AMPS be issued with a rating of "aaa" from Moody's and AAA from S&P. See "Investment Objective and Policies--Rating Agency Guidelines."

VOTING        The 1940 Act requires that the holders of AMPS and any other
RIGHTS        Preferred Stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the AMPS or any other Preferred Stock are unpaid. The holders of AMPS and any other Preferred Stock will vote as a separate class on certain other matters as required under the Fund's Charter and the 1940 Act. See "Description of AMPS--Voting Rights" and
              "Description of Capital Stock--Certain Provisions of the
              Charter."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund intends to invest a substantial portion of its assets in California Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of California Municipal Bonds to this degree. See "Investment Objective and Policies--Special Considerations Relating to California Municipal Bonds" and Appendix A, "Economic and Other Conditions in California."

  The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its total assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

  The Fund intends to invest in municipal obligations that are rated in the investment-grade rating categories by S&P, Moody's or Fitch Investors Service, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment-grade category have certain speculative characteristics. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  The Fund will be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing the portfolio insurance. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). Certain of such investments may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics that have a similar effect on the return to Common Stock investors as the leveraging of the Fund's portfolio; however, certain derivative investments will not be taken into account as senior securities (as defined in the 1940
Act) for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies--Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

  Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge and the inability to close futures transactions under certain conditions. Because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies-- Options and Futures Transactions."

  For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in Moody's Hedging Transactions subject to the limitations described herein. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may engage in S&P Hedging Transactions subject to the limitations described herein. See "Investment Objective and Policies--Rating Agency Guidelines" and "--Options and Futures Transactions."

There are a number of specific factors investors in AMPS should consider.

  -- The credit ratings of the AMPS could be reduced while an investor holds the AMPS.

  -- Neither Broker-Dealers nor the Fund are obligated to purchase shares of AMPS in an Auction or otherwise nor is the Fund required to redeem shares of AMPS in the event of a failed Auction.

  -- If in an Auction for the AMPS Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.

  The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

  The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving Common Stock shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock-- Certain Provisions of the Charter."

                                   THE FUND

  MuniHoldings California Insured Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 24, 1997, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund commenced operations on September 19, 1997 upon the closing of an initial public offering of 7,200,000 shares of its Common Stock. The proceeds of such offering were approximately $107,667,400 after the payment of organizational and offering expenses. On September 19, 1997, 864,000 additional shares of Common Stock were issued and sold by the Fund pursuant to the Underwriter's exercise of its over-allotment option. The proceeds of such sale were $12,960,000.

                                USE OF PROCEEDS

  The estimated net proceeds of this offering will be $79,204,000 after the payment of offering expenses (estimated to be $196,000) and the sales load and the payment to the Fund by the Underwriter to cover certain expenses. See "Underwriting."

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such shares of AMPS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                CAPITALIZATION

  The following table sets forth the unaudited capitalization of the Fund as of September 19, 1997 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.

                                                         ACTUAL    AS ADJUSTED
                                                      ------------ ------------
Shareholders' equity:
Capital Stock (200,000,000 shares authorized)
  Preferred Stock, par value $.10 per share (no
   shares issued;       shares of AMPS issued and
   outstanding, as adjusted, at $25,000 per share
   liquidation preference)...........................          --  $ 80,000,000
  Common Stock, par value $.10 per share (8,070,667
   shares issued and outstanding).................... $    807,067      807,067
  Capital in excess of par value attributable to Com-
   mon Stock.........................................  119,892,411  119,096,411
  Undistributed investment income--net...............       42,841       42,841
  Unrealized appreciation on investments--net........       52,527       52,527
                                                      ------------ ------------
  Net assets......................................... $120,794,846 $199,998,846
                                                      ============ ============

                             PORTFOLIO COMPOSITION

  As of September 19, 1997, approximately 49.3% of the market value of the Fund's portfolio was invested in long-term municipal obligations and approximately 50.7% of the market value of the Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of September 19, 1997.

                                                NUMBER OF     VALUE
    S&P*                MOODY'S*                 ISSUES   (IN THOUSANDS) PERCENT
    ----                --------                --------- -------------- -------
    AAA                   AAA                       12     $ 54,083,428    49.3%
   VMIG-1                VMIG-1                      4       32,874,000    30.0
    P-1                   P-1                        5       22,800,000    20.7
                                                   ---     ------------   -----
          Total..............................       21     $109,757,428   100.0%
                                                   ===     ============   =====

--------
* Ratings: Using the higher of S&P's or Moody's ratings on the Fund's municipal obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of the Investment Adviser, California Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its assets in California Municipal Bonds. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

  The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Investment Adviser, the Fund may purchase long-term obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities paying interest that, in the opinion of bond counsel to the issuer, is exempt from Federal but not California income taxes ("Municipal Bonds"). At all times, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in California Municipal Bonds and Municipal Bonds. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "California Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-l+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-l+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix B to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of California Municipal Bonds and Municipal Bonds. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancement. Consequently, if California Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such California Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured California Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations in the opinion of counsel to the issuer that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal or California income tax.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

  Under normal circumstances, at least 80% of the Fund's assets will be invested in California Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The insurance policies in either instance will be issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. See Appendix B to this Prospectus for a brief description of S&P's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing requirement: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing requirements. It is anticipated that initially a majority of insured California Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

  The Fund may purchase, but has no obligations to purchase, separate insurance policies (the "Policies") from insurance companies meeting the requirements set forth above that guarantee the payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds purchased by the Fund. A California Municipal Bond and a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest of principal on an insured California Municipal Bond and Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

  The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

  The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain the in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

  The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately .02 of 1% to .15 of 1% of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of California Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Prospectus. In instances in which the Fund purchases California Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

  It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event the Board of Directors determined that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances.

  The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF CALIFORNIA MUNICIPAL BONDS AND MUNICIPAL BONDS

  California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as California Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from California income tax, even though such bonds may be industrial development bonds ("IDBs") or "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.

  The two principal classifications of California Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may purchase California Municipal Bonds and Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in California Municipal Bonds and Municipal Bonds that may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of California Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of California Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL BONDS

  The Fund ordinarily will invest at least 80% of its total assets in California Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of California Municipal Bonds to this degree. Since the start of the 1990-91 fiscal year, the State of California has faced the worst economic, fiscal and budget conditions since the 1930s. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to "A1" S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." No assurance can be given that such ratings will not be lowered in the future. Although a steady upturn has been underway since 1994, pre-recession job levels are not expected to be reached until later in the decade. The Investment Adviser does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in high quality California Municipal Bonds. For a discussion of economic and other conditions in the State of California, see Appendix I, "Economic Conditions in California."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell California Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in California Municipal Bonds and Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a California Municipal Bond or Municipal Bond issuer's right to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

RATING AGENCY GUIDELINES

  Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

  The Fund intends that, so long as shares of AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance."

  The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

  Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS--Redemption." The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS--Asset Maintenance."

  The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

  S&P AAA Rating Guidelines. The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for California Municipal Bonds Sold (as defined below) and California Municipal Bonds or Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of California Municipal Bonds or Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a California Municipal Bond or Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular California Municipal Bond or Municipal Bond will be determined by reference to (a) (i) the rating by S&P or Moody's on such Bond or (ii) in the event the California Municipal Bond is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such California Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the California Municipal Bond is insured under an insurance policy which guarantees the timely payment of interest on such California Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the insurance policy and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

  S&P Discount Factors applicable to California Municipal Bonds for a range of S&P Exposure Periods are set forth below:

                                      S&P DISCOUNT FACTORS RATING CATEGORY
                                     ------------------------------------------
            EXPOSURE PERIOD             AAA        AA          A         BBB
            ---------------          ---------  ---------  ---------  ---------
   40 Business Days.................       200%       205%       220%       260%
   22 Business Days.................       180        185        200        240
   10 Business Days.................       165        170        185        225
    7 Business Days.................       160        165        180        220
    3 Business Days.................       140        145        160        200

  Since the S&P Exposure Period currently applicable to the Fund is seven Business Days, the S&P Discount Factors currently applicable to Municipal Bonds eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term California Municipal Bonds will be 115%, so long as such California Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such California Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term California Municipal Bonds rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term California Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term California Municipal Bonds that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for California Municipal Bonds Sold. "Receivables for California Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for California Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Bonds other than California Municipal Bonds provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term California Municipal Bonds.

  The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Bonds must:

    (i) be interest bearing and pay interest at least semi-annually;

    (ii) be payable with respect to principal and interest in U.S. dollars;

    (iii) be publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, be rated at least A by Moody's (provided that such Moody's-rated California Municipal Bonds will be included in S&P Eligible Assets only to the extent the fair market value of such California Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated Municipal Bonds, such California Municipal Bonds will be deemed to have an S&P rating that is one full rating category lower than its Moody's rating);

    (iv) not be subject to a covered call or covered put option written by the Fund;

    (v) not be part of a private placement of Municipal Bonds; and

    (vi) be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

Notwithstanding the foregoing:

    (i) California Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such California Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets;

    (ii) California Municipal Bonds of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the market value of such California Municipal Bonds does not exceed 20% of the aggregate market value of S&P Eligible Assets, except that California Municipal Bonds falling within the utility issue type category will be broken down into three sub-categories (as described below) and such California Municipal Bonds will be considered S&P Eligible Assets to the extent the market value of such California Municipal Bonds in each such sub-category does not exceed 20% of the aggregate market value of S&P Eligible Assets and except that California Municipal Bonds falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the market value of such California Municipal Bonds does not exceed 30% of the aggregate market value of S&P Eligible Assets. For purposes of the issue type category requirement described above, California Municipal Bonds will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, utility issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the State of California or its political subdivisions. For purposes of the issue type category requirement described above, California Municipal Bonds in the utility issue type category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue), (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue), and (iii) irrigation, resource recovery, solid waste and other utilities, provided that California Municipal Bonds included in this sub-category (iii) must be rated by S&P in order to be included in S&P Eligible Assets; and

    (iii) California Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate market value of S&P Eligible Assets if such California Municipal Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. California Municipal Bonds may be rated as escrow bonds by another nationally recognized rating agency or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated California Municipal Bonds are limited to 50% of the aggregate market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such California Municipal Bonds. The limitations on California Municipal Bonds of any one issuer in clause (1) above is not applicable to escrow bonds, however, economically defeased bonds that are either initially rated or rerated by S&P or another nationally recognized rating agency and assigned the same rating level as the issuer of the California Municipal Bonds will remain in its original issue type cateogry set forth in clause (2) above. California Municipal Bonds that are legally defeased and secured by securities issued or guaranteed by the United States Government are not required to meet the minimum issuance size requirement set forth above.

  The Fund may include Municipal Bonds other than California Municipal Bonds as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then-current rating on the AMPS.

  As discussed herein, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

    (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index,
  (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

    (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

    (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

    (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

    (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

  For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus
(ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

  Moody's "aaa" Rating Guidelines. The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." Moody's Eligible Assets include cash, Receivables for California Municipal Bonds or Municipal

Bonds (as defined below), and California Municipal Bonds or Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular California Municipal Bond or Municipal Bond will be determined by reference to (a) (i) the rating by Moody's or S&P on such Bond or (ii) in the event the Moody's Eligible Asset is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other insurance guaranteeing the timely payment of interest on such Moody's Eligible Asset and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Moody's Eligible Asset is insured under an insurance policy which guarantees the timely payment of interest on such Moody's Eligible Asset and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the insurance policy (provided that for purposes of clauses (ii) and (iii) if the insurance claims-paying ability of an issuer of a Policy or insurance policy is not rated by Moody's but is rated by S&P, such issuer shall be deemed to have a Moody's insurance claims-paying ability rating which is two full categories lower than the S&P insurance claims-paying ability rating) and (b) the Moody's Exposure Period. Moody's Discount Factors for a range of Moody's Exposure Periods are set forth below:

                                 MOODY'S DISCOUNT FACTORS RATING CATEGORY
                           -----------------------------------------------------
 MOODY'S EXPOSURE PERIOD   AAA(1) AA(1) A(1)  BAA(1) OTHER(2) VMIG-1(3) SP-1+(3)
 -----------------------   ------ ----- ----  ------ -------- --------- --------
 7 weeks or less.........   151%   159% 168%   202%    229%      136%     148%
 8 weeks or less but
  greater than seven
  weeks..................   154    164  173    205     235       137      149
 9 weeks or less but
  greater than eight
  weeks..................   158    169  179    209     242       138      150

--------
(1) Moody's rating.
(2) California Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.
(3) California Municipal Bonds and Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

; provided, however, in the event a Moody's Discount Factor applicable to a Moody's Eligible Asset is determined by reference to an insurance claims-paying ability rating in accordance with clause (a)(ii) or (a)(iii), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (a) the percentage set forth in the foregoing table under the applicable rating category and (b) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category.

  Since the Moody's Exposure Period currently is 49 days, the Moody's Discount Factors currently applicable to Municipal Bonds eligible for consideration under Moody's guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 weeks or less." Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term California Municipal Bonds and short-term Municipal Bonds, so long as such California Municipal Bonds and Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody's but are rated A-1+, SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for California Municipal Bonds or Municipal Bonds Sold. "Receivables for California Municipal Bonds or Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for California Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of California Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date that generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or (B) of the preceding clause (i).

  The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether California Municipal Bonds or Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                                           MAXIMUM                   MAXIMUM STATE
                              MINIMUM       MAXIMUM      ISSUE TYPE   MAXIMUM COUNTY OR TERRITORY
                             ISSUE SIZE    UNDERLYING   CONCENTRATION CONCENTRATION  CONCENTRATION
            RATING          ($ MILLIONS) OBLIGOR (%)(1)   (%)(1)(3)     (%)(1)(4)      (%)(1)(5)
            ------          ------------ -------------- ------------- -------------- -------------
   Aaa.....................      10           100            100           100            100
   Aa......................      10            20             60            60             60
   A.......................      10            10             40            40             40
   Baa.....................      10             6             20            20             20
   Other (2)...............      10             4             12            12             12

--------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) California Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.
(3) Does not apply to general obligation bonds.
(4) Applicable to general obligation bonds only.
(5) Does not apply to California Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

  For purposes of the maximum underlying obligor requirement described above, any California Municipal Bond or Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond. For purposes of the issue type concentration requirement described above, California Municipal Bonds and Municipal Bonds will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues.

  Current Moody's guidelines also require that California Municipal Bonds or Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, not have suspended ratings by Moody's and be part of an issue of California Municipal Bonds or Municipal Bonds of at least $10,000,000. For purposes of determining the Moody's Discount Factors applicable to any such S&P-rated California Municipal Bonds or S&P-rated Municipal Bonds, such California Municipal Bonds or Municipal Bonds (excluding any short-term Municipal Bonds) will be deemed to have a Moody's rating that is one full rating category lower than its S&P rating. When the Fund sells a California Municipal Bond or Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Fund purchases a California Municipal Bond or Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

  For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

  For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:

    (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

    (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and
  (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

    (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

    (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

    (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

    (vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

    (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

  For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

    (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

    (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

  For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

  For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (vii) engage in reverse repurchase agreements.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. For so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and financial futures contracts will be subject to the limitations described under "Investment Objective and Policies--Rating Agency Guidelines." Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains derived from transactions in options and futures contracts and distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the Preferred Stock from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

  The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging California Municipal Bonds and Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and California Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. See "Taxes--Tax Treatment of Options and Futures Transactions."

  The volume of trading in the exchange markets with respect to California Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

                              DESCRIPTION OF AMPS

  Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this Prospectus.

  The AMPS of each series will be shares of Preferred Stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of AMPS--The Auction."

  Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of AMPS of each series will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix D (Auction Procedures). As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

  When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights." The shares of AMPS will not be convertible into shares of Common Stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The shares of AMPS of each series will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "Description of AMPS--Redemption."

  In addition to serving as the Auction Agent in connection with the Auction Procedures described below, IBJ Schroder Bank & Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

  Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

  The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

THE AUCTION

  General. Holders of the shares of AMPS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

  The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for each series of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS of such series. The Auction Procedures are attached as Appendix D to this Prospectus.

Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS of any series or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends--Determination of Dividend Rate."

  Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with IBJ Schroder Bank & Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

  The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

  The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

  Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Merrill Lynch, Goldman, Sachs & Co., Lehman Special Securities Incorporated and Smith Barney Inc. and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, ML & Co. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

  Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS of each series. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS of the series to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix D (Auction Procedures). The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

  Auction Procedures. The following is a brief summary of the procedures to be used in conducting Auctions. Separate auctions will be conducted for each series of AMPS. Accordingly, as used in the following brief summary, unless the context otherwise requires, "AMPS" means the series of AMPS subject to the related Auction and "Beneficial Owners," "Potential Beneficial Owners," "Existing Holders" and "Potential

Holders" mean Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders of such series, respectively. This summary is qualified by reference to the Auction procedures set forth in Appendix D hereto. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix C hereto.

  Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for each series of AMPS offered hereby for each Dividend Period for such series (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close. Auctions for shares of Series A AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Monday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Tuesday (also a Dividend Payment Date). Auctions for shares of Series B AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Thursday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Friday (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the Monday that normally would be an Auction Date for Series A AMPS is not a Business Day, then such Auction Date will be the preceding Friday and the first day of the related Dividend Period will continue to be the following Tuesday. See "Description of AMPS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

  Except as noted below, whenever the Fund intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS-- Dividends--Additional Dividends."

  Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

      (i) Hold Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

      (ii) Bid--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

      (iii) Sell Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

  The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

  In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

  The Maximum Applicable Rate for shares of AMPS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

  The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                               APPLICABLE             APPLICABLE
            CREDIT RATINGS                   PERCENTAGE OF          PERCENTAGE OF
   -----------------------------------      REFERENCE RATE--       REFERENCE RATE--
       MOODY'S               S&P            NO NOTIFICATION          NOTIFICATION
   ----------------     -------------       ----------------       ----------------
   "aa3" or higher      AA- or higher             110%                   150%
     "a3" to "a1"         A- to A+                125%                   160%
   "baa3" to "baa1"     BBB- to BBB+              150%                   250%
     Below "baa3"        Below BBB-               200%                   275%

  There is no minimum Applicable Rate in respect of any Dividend Period.

  The Fund will take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, the Underwriter or its affiliates and successors, after consultation with the Fund, will select another nationally recognized statistical rating organization (a "Substitute Rating Agency") or two other nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

  Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

  Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

  A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement."

  If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

  If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of
AMPS).

  For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of AMPS-- Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

  Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

  If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

  If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

    (i) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

    (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause
  (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
  (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (i) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

  If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate).

  If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available

AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

  If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

  If Sufficient Clearing Bids have been made:

    (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

    (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

    (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

    (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

    (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

  If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

    (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

    (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

    (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

  If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

  Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent.

  In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for shares of AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

  If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

  The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or

Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

  The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

  The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

DIVIDENDS

  General. The holders of shares of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid
(i) in preference to and in priority over any dividends so declared and payable on the Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

  Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on each series of AMPS on the dates described below. Dividends on shares of each series of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date with respect to each series of AMPS. Following the Initial Dividend Payment Date for each series of AMPS, dividends on each series of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday. Thus, following the Initial Dividend Payment Date for each series of AMPS, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding Tuesday in the case of Series A AMPS and on each succeeding Friday in the case of Series B AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

  Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

  Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "Description of AMPS--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such series.

  Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.

  The amount of cash dividends per share of any series of AMPS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

  Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for a series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider
(i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or
(z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

  Determination of Dividend Rate. The dividend rate on shares of each series of AMPS during the period from and including the Date of Original Issue for each series of AMPS to but excluding the Initial Dividend

Payment Date for each series of AMPS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate on the shares of such series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for each series of AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

  Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for any series of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses
(ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for shares of AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of
AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

  Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at September 19, 1997, asset coverage with respect to shares of AMPS would be approximately 250% immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

  Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

  For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of Common Stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

  Additional Dividends. If the Fund retroactively allocates any capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."

  An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal and California income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum combined marginal regular Federal and California individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum combined marginal regular Federal and California corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (taking into account in both (a) and (b) the Federal income tax deductibility of state taxes paid or incurred but not any phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets and assuming the taxability of Federally tax-exempt dividends for corporations for California state income tax purposes). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

  If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

ASSET MAINTENANCE

  The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

  1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

  The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of AMPS) will be computed as follows:

          Value of Fund assets less
         liabilities not constituting
              senior securities                     $199,998,846
                                           =                            =        250%
         ----------------------------               ------------
              Senior securities                     $80,000,000
          representing indebtedness
            plus liquidation value
            of the shares of AMPS

  AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption."

  The AMPS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for each series of AMPS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and
(F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements, any amounts payable for California Muncipal Bonds or Municipal Bonds purchased as of such Valuation Date) less (ii) either
(A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i) (B) through (i) (F). For Moody's the Fund shall include as a liability an amount calculated semi-annually equal to 150% of the estimated cost of obtaining other insurance guaranteeing the timely payment of interest on a Moody's Eligible Asset and principal thereof to maturity with respect to Moody's Eligible Assets that (i) are covered by a Policy which provides the Fund with the option to obtain such other insurance and (ii) are discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Policy. For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

  The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

  On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent, Moody's and S&P a report with respect to the calculation of the AMPS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "AMPS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an AMPS Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver an AMPS Basic Maintenance Report as of the twenty-fifth day of the last month of each fiscal quarter of the Fund (or, if such day is not a Business Day, the next succeeding Business Day) on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the twenty-fifth day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent AMPS Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Stock are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that Common Stock is repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

  Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem shares of AMPS of any series, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to a series of shares or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Stock for any significant period of time than that obtainable if the Common Stock were unleveraged.

  Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends." The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the Preferred Stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other Preferred Stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

  General. If shares of AMPS of any series are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS of such series to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

  In the event that less than all of the outstanding shares of any series of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of such series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

  If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of S&P and S&P Exposure Period of 22 Business Days) equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS of such series so called for redemption may look only to the Fund for payment thereof.

  So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

  Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

LIQUIDATION RIGHTS

  Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of all series of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any shares of Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on each outstanding series of AMPS and liquidation payments on any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of each such series of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

  Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class.

  In connection with the election of the Fund's directors, holders of shares of AMPS and any other Preferred Stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of

AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other Preferred Stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other Preferred Stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other Preferred Stock (but not of the directors with respect to whose election the holders of Common Stock were entitled to vote or the two directors the holders of shares of AMPS and any other Preferred Stock have the right to elect in any event) will terminate automatically.

  The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions in the Charter," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of AMPS and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

  The foregoing voting provisions will not apply to any series of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of AMPS and any other Preferred Stock, voting as a single class, and the majority of the outstanding shares of AMPS and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities in accordance with is investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction
  (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  For so long as shares of AMPS are rated by Moody's, the Fund will not change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

  The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

  The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of the Underwriter with the Fund, the Fund is prohibited from engaging in certain transactions involving the Underwriter except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to the Underwriter of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with the Underwriter in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with the Underwriter, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                            DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (65)--President and Director (1)(2)--President of the Investment Adviser (which term, as used herein, includes its corporate predecessors) since 1977; President of MLAM (which term, as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1977.

  Ronald W. Forbes (57)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.

  Cynthia A. Montgomery (45)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (66)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Kevin A. Ryan (64)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (59)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (53)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of MLAM since 1997 and Vice President and Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (46)--Vice President(1)(2)--First Vice President of MLAM since 1997 and Vice President of MLAM since 1984.

  Walter O'Connor (35)--Vice President and Portfolio Manager(1)(2)--Director of MLAM since 1997 and Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993; Assistant Vice President of Prudential Securities from 1984 to 1991.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of MLFD since 1981 and Treasurer since 1984.

  Patrick D. Sweeney (43)--Secretary(1)(2)--First Vice President of MLAM since 1997 and Vice President of MLAM since 1990.
--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee, officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In connection with the election of the Fund's Directors, holders of shares of AMPS and other Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock and Preferred Stock voting together as a single class. Messrs. Reilly and West have been designated as the Directors to be elected by holders of the Preferred Stock. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its Audit Committee, which consists of all of the Directors not affiliated with the Investment Adviser, an annual fee of $900. The Chairman of the Audit Committee receives an additional fee of $1,000 per year.

  The following table sets forth compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1996 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.

                                                             TOTAL COMPENSATION
                                             PENSION OR        FROM FUND AND
                             AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                            COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
   NAME OF DIRECTOR          FROM FUND      FUND EXPENSE         DIRECTORS
   ----------------         ------------ ------------------- ------------------
   Ronald W. Forbes(1).....    $4,900           None              $142,500
   Cynthia A.
    Montgomery(1)..........    $4,900           None              $142,500
   Charles C. Reilly(1)....    $5,900           None              $293,833
   Kevin A. Ryan(1)........    $4,900           None              $142,500
   Richard R. West(1)......    $4,900           None              $272,833

--------
(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (25 registered investment companies consisting of 38 portfolios); Ms. Montgomery (25 registered investment companies consisting of 38 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. Ryan (25 registered investment companies consisting of 38 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Investment Adviser or MLAM acts as the investment adviser for over 140 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of August 31, 1997, the Investment Adviser and MLAM had a total of approximately $267.7 billion in investment company and other portfolio assets under management (approximately $32.9 billion of which were invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

  The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Walter O'Connor is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of Preferred Stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of Preferred Stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of Preferred Stock, Securities and Exchange Commission (the "Commission") fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including the Underwriter, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including the Underwriter and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with the Underwriter in high quality, short-term, tax-exempt securities. See "Investment Restrictions." An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Fund may also purchase tax-exempt instruments in individually negotiated transactions with the issuer. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The IRS, in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Brown & Wood llp, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the
Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income tax. However, exempt-interest dividends paid to a corporate shareholder subject to California state franchise tax will not be exempt from California taxation. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Fund will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or California personal income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for

Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes the issuance of regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. It is also anticipated that IRS guidance permitting categories of gain and related rates to be passed through to shareholders would require the Fund to designate the amounts of various categories of capital gain income included in capital gain dividends in a written notice sent to shareholders. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt interest and net long-term capital gains (including the additional categories of capital gains discussed above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gains (including the additional categories of capital gains) and other taxable income to the shares of AMPS of each series. The Fund generally will notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and shares of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

  In the opinion of Brown & Wood llp, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains (including additional categories of capital gains), and other taxable income, if any, between shares of Common Stock and shares of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class' allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends." In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gains (including additional categories of capital gain), and other taxable income between shares of Common Stock and shares of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood llp has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Brown & Wood llp represents only its best legal judgment and is not binding on the IRS or the courts.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Description of AMPS--Restrictions on Dividends and Other Payments." This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS--Redemption." There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of Preferred Stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such Preferred Stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue Preferred Stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the IRS to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such Preferred Stock, there is no assurance that the IRS would agree that dividends on the Preferred Stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the Preferred Stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

  If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends--Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest divided except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

STATE AND LOCAL TAXES

  The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and California income and corporate franchise tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and California income and corporate franchise tax laws. The Code and the Treasury Regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                                NET ASSET VALUE

  Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time) on each day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The California Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  It is the intention of the Investment Adviser, subject to guidelines established by the Board of Directors of the Fund, to hold insured California Municipal Bonds and Municipal Bonds in the Fund's portfolio that are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, the Investment Adviser will consider the following factors in determining the effective value of insured California Municipal Bonds and Municipal Bonds in the Fund's portfolio that are in default, or in significant risk of default, in the payment of principal or interest; (i) the market value of the bonds;
(ii) the market value of securities of similar issuers whose securities carry similar interest rates; and (iii) the value of insurance guaranteeing interest and principal payments. Absent unusual or unforeseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature that are not in default or significant risk of default.

  The Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares were initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption. In this regard, the Board of Directors has reclassified 3,200 shares of unissued Common Stock as AMPS. For a description of the shares of AMPS, see "Description of AMPS."

  The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of September 19, 1997.

                                                                     AMOUNT
                                                                   OUTSTANDING
                                                     AMOUNT HELD  (EXCLUSIVE OF
                                                       BY FUND     AMOUNT HELD
                                           AMOUNT    FOR ITS OWN BY FUND FOR ITS
TITLE OF CLASS                           AUTHORIZED    ACCOUNT    OWN ACCOUNT)
--------------                           ----------- ----------- ---------------
Common Stock............................ 199,996,800     -0-        8,070,667
Auction Market Preferred Stock..........       3,200     -0-              -0-

COMMON STOCK

  Holders of Common Stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of Common Stock and in the net assets of the Fund available for distribution to holders of Common Stock after payment of the preferential amounts payable to holders of any outstanding Preferred Stock. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive or conversion rights and shares of Common Stock are not redeemable. The outstanding shares of Common Stock are fully paid and non-assessable.

  Holders of Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other Preferred Stock on each matter submitted to a vote of holders of Common Stock, except as described under "Description of AMPS--Voting Rights."

  Shareholders are entitled to one vote for each share held. The shares of Common Stock, AMPS and any other Preferred Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Stock, AMPS and any other Preferred Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of Common Stock, AMPS and any other Preferred Stock will not be able to elect any of such Directors.

  So long as any shares of AMPS or any other Preferred Stock are outstanding, holders of Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of AMPS and any other Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such AMPS and any other Preferred Stock would be at least 200% after giving effect to such distributions. See "Description of AMPS--Restrictions on Dividends and Other Payments."

  The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

  The shares of Common Stock commenced trading on the NYSE on September 22, 1997. At September 22, 1997, the net asset value per share of Common Stock was $14.99, and the closing price per share of Common Stock on the NYSE was $15.00.

PREFERRED STOCK

  Under the Articles Supplementary, the Fund is authorized to issue an aggregate of 3,200 shares of AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive rights to purchase any shares of AMPS or any other Preferred Stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE CHARTER

  The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other Preferred Stock may be removed only by action of AMPS and any other Preferred Stock.

  In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing would also require the favorable vote of at least a majority of the Fund's shares of Preferred Stock then entitled to be voted, including the AMPS, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other Preferred Stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, the affirmative vote of at least a majority of outstanding shares of Preferred Stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require redemption of all outstanding shares of Preferred Stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custody agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                                 UNDERWRITING

  The Underwriter has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS of each series offered hereby. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a
concession not in excess of $    per share. The Underwriter may allow, and
such dealers may reallow, a discount not in excess of $    per share to other
dealers. After the initial public offering, the public offering price,
concession and discount may be changed. The sales load of $    per share is
equal to  % of the initial public offering price. Investors must pay for any
AMPS purchased in the initial public offering on or before October   , 1997.

  The Underwriter has agreed to pay the Fund an amount to cover expenses incurred in connection with the issuance and sale of the AMPS offered hereby (estimated to be $196,000) and other expenses.

  The Underwriter will act in Auctions as a Broker-Dealer as set forth under "Description of AMPS--The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of AMPS--Broker-Dealers." The Underwriter also may provide information to be used in ascertaining the Reference Rate.

  The Fund anticipates that the Underwriter from time to time may act as a broker in connection with the execution of the Fund's portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities, subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the shares of AMPS will be IBJ Schroder Bank & Trust Company, One State Street, New York, New York 10004. The transfer agent, dividend disbursing agent and shareholder servicing agent for the shares of Common Stock is The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                LEGAL OPINIONS

  Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund as of September 15, 1997 included in this Prospectus and the Registration Statement has been audited by Deloitte & Touche llp, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of the Fund.

                             AVAILABLE INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund and the shares of AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings California Insured Fund, Inc. as of September 15, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of September 15, 1997 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 15, 1997

                  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                              SEPTEMBER 15, 1997

   ASSETS
     Cash............................................................. $100,005
     Deferred organization expenses (Note 1)..........................  332,600
                                                                       --------
       Total assets...................................................  432,605
                                                                       --------
   LIABILITIES
     Accrued expenses (Note 1)........................................  332,600
                                                                       --------
   NET ASSETS......................................................... $100,005
                                                                       ========
   CAPITAL
     Common Stock, par value $.10 per share; 200,000,000 shares
      authorized; 6,667 shares issued and outstanding (Note 1)........ $    667
     Paid-in Capital in excess of par.................................   99,338
                                                                       --------
       Total Capital--Equivalent to $15.00 net asset value
        per share of common stock (Note 1)............................ $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the State of Maryland on April 24, 1997 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares of Common Stock for $100,005 on September 15, 1997. The general partner of the Investment Adviser is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to 0.55 of 1% of the average daily net assets of the Fund.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                               SEPTEMBER 19, 1997
                                 (IN THOUSANDS)

--------------------------------------------------------------------------------

 S&P        MOODY'S  FACE                                               VALUE
 RATINGS    RATINGS AMOUNT                   ISSUE                    (NOTE 1A)
-------------------------------------------------------------------------------
California--94.9%
-------------------------------------------------------------------------------
                            California HFA, Revenue Bonds, 5.625%
 AAA        Aaa     $ 6,355 due 8/01/2020..........................    $ 6,365
 A+         Aaa       7,000 California Health Facilities Financing
                             Authority Revenue Bonds, 5.125% due
                             8/15/2022.............................      6,701
                            California Pollution Control Financing
                            Authority, PCR, Refunding (Pacific Gas
                            and Electric Co.), VRDN (a):
 A1+        NR*       4,700  Series A, 3.90% due 12/01/2018........      4,700
 A1+        NR*       8,300  Series C, 3.95% due 11/01/2026........      8,300
 A3         P3        6,000 California Pollution Control Financing
                             Authority, PCR (Southern California
                             Edison), VRDN, Series D, 3.85% due
                             2/28/2008 (a).........................      6,000
                            California Pollution Control Financing
                            Authority, Resource Recovery Revenue
                            Bonds, VRDN, AMT (a):
 A1         VMIG1+    6,000  (Atlantic Richfield Company Project),
                             Series A, 4.15% due  12/01/2024.......      6,000
                             (Delano Project), Series 1991, 4% due
 NR*        P1        2,200 8/01/2019..............................      2,200
                             (Honey Lake Power Project), 4% due
 NR*        Aa3       6,000 9/01/2018..............................      6,000
 NR*        P1        1,600  Refunding (Ultra Power Malaga
                             Project), Series A, 4% due
                              4/01/2017............................      1,600
 AA+        VMIG1+    5,800 California Pollution Control Financing
                             Authority, Solid Waste Disposal
                             Revenue Bonds (Shell Oil Co.--Martinez
                             Project), VRDN, AMT, Series A, 4.05%
                             due 10/01/2024 (a)....................      5,800
                            California State, RAN, Series A, 4.50%
 SP1+       MIG1+    15,000 due 6/30/1998..........................     15,074
                            Contra Costa County, California, COP,
 AAA        Aaa       3,690 5.50% due 11/01/2022(b)................      3,703
 AAA        Aaa       5,000 El Dorado County, California, Public
                             Agency, Financing Authority Revenue
                             Refunding Bonds, 5.50% due 2/15/2021
                             (c)...................................      5,019
 AAA        Aaa       5,000 Long Beach, California, Harbor Revenue
                             Bonds, AMT, 5.375% due 5/15/2020 (d)..      4,875
 AAA        Aaa       4,275 Los Angeles, California, M/F Mortgage
                             Revenue Bonds, 5.65% due 1/01/2014....      4,306
 AAA        Aaa       3,000 Los Angeles, California, Unified School
                             District, COP (Multiple Properties
                             Project), Series A, 5.50% due
                             10/01/2016............................      3,022
 A1+        VMIG1+    5,000 Northern California Power Agency,
                             Public Power Revenue Refunding Bonds
                             (Geothermal Project), Series A, VRDN,
                             3.60% due 7/01/2005 (a)...............      5,000
 AAA        Aaa       7,000 Port Oakland, California, Port Revenue
                             Bonds, Series J, 5.50% due 11/01/2026
                             (d)...................................      7,037
                            San Francisco, California, City and
                            County Airport Commission,
                            International Airport Revenue Bonds,
                            AMT, Second Series:
 AAA        Aaa       2,000  Issue 10, 5.70% due 5/01/2026.........      2,037
 AAA        Aaa       6,000  Issue 12, 5.80% due 5/10/2021.........      6,128
 AAA        Aaa       3,000 University of California Revenue Bonds
                             (California University Medical
                             Center), 5.75% due 7/01/2024..........      3,082
 AAA        Aaa       1,725 Visalia, California, COP, Refunding
                            (Multiple Projects), Series B, 5.375%
                            due 12/01/2019 (d).....................      1,706

                  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                              SEPTEMBER 19, 1997
                                (IN THOUSANDS)

-------------------------------------------------------------------------------

                     VALUE
                   (NOTE 1A)
----------------------------
 Total
  Investments
  (Cost--
  $114,602)--
  94.9%.........   $114,655
 Other Assets
  Less
  Liabilities--
  5.1%..........      6,140
                   --------
 Net Assets--
  100.0%........   $120,795
                   ========
----------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 19, 1997.
(b)Prefunded.
(c)FGIC Insured.
(d)MBIA Insured.

+  Highest short-term ratings by Moody's Investors Service, Inc.
*  Not Rated.

See Notes to Financial Statements.

Portfolio Abbreviations

  To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMTAlternative Minimum Tax (subject to)
COP Certificates of Participation
HFAHousing Finance Agency
M/FMulti-Family
PCRPollution Control Revenue Bonds
RANRevenue Anticipation Notes
VRDNVariable Rate Demand Notes

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                      AS OF SEPTEMBER 19, 1997 (UNAUDITED)

ASSETS:
Investments, at value (identified cost--
 $114,602,108) (Note 1a)............................              $114,654,635
Cash................................................                   100,005
Receivables:
  Capital shares sold............................... $120,960,000
  Securities sold...................................   23,344,889
  Interest..........................................    1,001,398
  Investment adviser (Note 2).......................        1,251  145,307,538
                                                     ------------ ------------
Total assets........................................               260,062,178
                                                                  ------------
LIABILITIES:
Payable for securities purchased....................               138,905,554
Accrued expenses and other liabilities..............                   361,778
                                                                  ------------
Total liabilities...................................               139,267,332
                                                                  ------------
NET ASSETS:
Net assets..........................................              $120,794,846
                                                                  ============
CAPITAL:
Common Stock, par value $.10 per share; 200,000,000
 shares authorized
 (8,070,667 shares issued and outstanding) (Note
 4).................................................              $    807,067
Paid-in capital in excess of par....................               119,892,411
Undistributed investment income--net................                    42,841
Unrealized appreciation on investments--net.........                    52,527
                                                                  ------------
Total--Equivalent to $14.97 net asset value per
 share of Common Stock..............................              $120,794,846
                                                                  ============


                       See Notes to Financial Statements.

                  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on September 19, 1997 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 15, 1997, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock will be listed on the New York Stock Exchange under the symbol CLH. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  . Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  . Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

     When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

  The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

  FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the period ended September 19, 1997, FAM earned fees of $5,473, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $1,251.

  Accounting services are provided to the Fund by FAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. INVESTMENTS

  Purchases of investments, excluding short-term securities, for the period ended September 19, 1997 were $53,924,190. There were no long-term sales.

  Net unrealized gains (losses) as of September 19, 1997 were as follows:

                                                                     UNREALIZED
                                                                       GAINS
                                                                      (LOSSES)
                                                                     ----------
      Long-term investments.........................................  $56,195
      Short-term investments........................................   (3,668)
                                                                      -------
      Total.........................................................  $52,527
                                                                      =======

  As of September 19, 1997, net unrealized appreciation for Federal income tax purposes aggregated $52,527, of which $119,806 related to appreciated securities and $67,279 related to depreciated securities. The aggregate cost of investments at September 19, 1997 for Federal income tax purposes was $114,602,108.

4. CAPITAL STOCK TRANSACTIONS

  The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock

 Common Stock

  For the period ended September 19, 1997, shares issued and outstanding were 8,070,667. At September 19, 1997, total paid-in capital amounted to $120,699,478.

5. GENERAL

  As of September 19, 1997, the Fund had only one day of investment operations and had not yet declared dividends (whereas it will ordinarily do so on a monthly basis). As a result, the Fund believes that more extensive interim financial statements would not be indicative of the Fund's current and ongoing operations. The Fund believes that such financial statements may be misleading to potential investors and, accordingly, believes that inclusion of such financial statements would be inappropriate. For the period ended September 19, 1997, the Fund had net investment income of $42,841. FAM voluntarily waived all expenses.

                                   GLOSSARY

  " "AA' (AA) Composite Commercial Paper Rate," on any Valuation Date, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

  "Additional Dividend" has the meaning set forth on page 46 of this Prospectus.

  "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

  "AMPS" means the Auction Market Preferred Stock, Series A and the Auction Market Preferred Stock, Series B, each with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

  "AMPS Basic Maintenance Amount" has the meaning set forth on page 47 of this Prospectus.

  "AMPS Basic Maintenance Cure Date" has the meaning set forth on page 47 of this Prospectus.

  "AMPS Basic Maintenance Report" has the meaning set forth on page 48 of this Prospectus.

  "Anticipation Notes" means the following California Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

  "Applicable Percentage" has the meaning set forth on page 36 of this Prospectus.

  "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

  "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of AMPS.

  "Auction" means a periodic operation of the Auction Procedures.

  "Auction Agent" means IBJ Schroder Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

  "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

  "Auction Date" has the meaning set forth on page 35 of this Prospectus.

  "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix D to this Prospectus.

  "Available AMPS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

  "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

  "Bid" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Board of Directors" or "Board" means the Board of Directors of the Fund.

  "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

  "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

  "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

  "California Municipal Bonds" has the meaning set forth on page 3 of this Prospectus.

  "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

  "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

  "Common Stock" means the Common Stock, par value $.10 per share, of the Fund.

  "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

  "Deposit Securities" means cash and California Municipal Bonds and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

  "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

  "Discounted Value" of any asset of the Fund means (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the market value thereof divided by the applicable Moody's Discount Factor.

  "Dividend Payment Date" has the meaning set forth on page 42 of this Prospectus.

  "Dividend Period" has the meaning set forth on page 44 of this Prospectus.

  "DTC" means The Depository Trust Company.

  "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

  "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

  "Forward Commitment" has the meaning set forth on page 28 of this Prospectus.

  "Fund" means MuniHoldings California Insured Fund, Inc., a Maryland corporation that is the issuer of the AMPS.

  "Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Initial Dividend Payment Date" has the meaning, with respect to each series of AMPS, set forth on page 2 of this Prospectus.

  "Initial Dividend Period" means, with respect to the AMPS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of AMPS.

  "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

  "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

  "Investment Adviser" means Fund Asset Management, L.P.

  "IRS" means the United States Internal Revenue Service.

  "Long Term Dividend Period" has the meaning set forth on page 4 of this Prospectus.

  "Mandatory Redemption Price" has the meaning set forth on page 48 of this Prospectus.

  "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

  "Maximum Applicable Rate" has the meaning specified under "Description of AMPS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

  "Maximum Potential Additional Dividend Liability" has the meaning set forth on page 47 of this Prospectus.

  "Moody's" means Moody's Investors Service, Inc. or its successors.

  "Moody's Discount Factor" has the meaning set forth on page 25 of this Prospectus.

  "Moody's Eligible Assets" has the meaning set forth on page 26 of this Prospectus.

  "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and initially shall be the period commencing on and including a given Valuation Date and ending 48 days thereafter.

  "Moody's Hedging Transactions" has the meaning set forth on page 27 of this Prospectus.

  "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                    % CHANGE IN                                 MOODY'S
                 MARGINAL TAX RATE                         VOLATILITY FACTOR
                 -----------------                         -----------------
                 greater than or equal 5%................        292%
greater than 5% but less than or equal 10%...............        313%
greater than 10% but less than or equal 15%..............        338%
greater than 15% but less than or equal 20%..............        364%
greater than 20% but less than or equal 25%..............        396%
greater than 25% but less than or equal 30%..............        432%
greater than 30% but less than or equal 35%..............        472%
greater than 35% but less than or equal 40%..............        520%

Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

  "Municipal Bonds" has the meaning set forth on page 14 of this Prospectus.

  "Municipal Index" has the meaning set forth on page 24 of this Prospectus.

  "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

  "1940 Act AMPS Asset Coverage" has the meaning set forth on page 46 of this Prospectus.

  "1940 Act Cure Date" has the meaning set forth on page 46 of this Prospectus.

  "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

  "Non-Payment Period" has the meaning set forth on page 44 of this Prospectus.

  "Non-Payment Period Rate" has the meaning set forth on page 44 of this Prospectus.

  "Notice of Revocation" has the meaning set forth on page 43 of this Prospectus.

  "Notice of Special Dividend Period" has the meaning set forth on page 43 of this Prospectus.

  "Optional Redemption Price" has the meaning set forth on page 48 of this Prospectus.

  "Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "Policy" means an insurance policy purchased by the Fund which guarantees the payment of principal and interest on specified California Municipal Bonds or Municipal Bonds during the period in which such California Municipal Bonds or Municipal Bonds are owned by the Fund; provided, however, that, as long as the AMPS are rated by Moody's and S&P, the Fund will not obtain any Policy unless Moody's and S&P advise the Fund in writing that the purchase of such Policy will not adversely affect their then-current rating on the AMPS.

  "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

  "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

  "Preferred Stock" means Preferred Stock, par value $.10 per share, of the Fund.

  "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

  "Receivables for California Municipal Bonds Sold." for purposes of determining S&P Eligible Assets, has the meaning set forth on page 22 of this Prospectus.

  "Receivables for California Municipal Bonds or Municipal Bonds Sold," for purposes of determining Moody's Eligible Assets, has the meaning set forth on page 25 of this Prospectus.

  "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

  "Request for Special Dividend Period" has the meaning set forth on page 42 of this Prospectus.

  "Response" has the meaning set forth on page 43 of this Prospectus.

  "Retroactive Taxable Allocation" has the meaning set forth on page 45 of this Prospectus.

  "S&P" means Standard & Poor's Ratings Services or its successors.

  "S&P Discount Factor" has the meaning set forth on page 22 of this Prospectus.

  "S&P Eligible Assets" has the meaning set forth on page 22 of this Prospectus.

  "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has under the Articles Supplementary to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

  "S&P Hedging Transactions" has the meaning set forth on page 24 of this Prospectus.

  "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

  "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

  "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

  "7-Day Dividend Period" means a Dividend Period consisting of seven days.

  "Short Term Dividend Period" has the meaning set forth on page 4 of this Prospectus.

  "Special Dividend Period" has the meaning set forth on page 4 of this Prospectus.

  "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

  "Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

  "Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

  "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

  "Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

  "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a) (5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of
(A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.

  "Treasury Bonds" has the meaning set forth on page 24 of this Prospectus.

  "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

  "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

  "Valuation Date" has the meaning set forth on page 47 of this Prospectus.

  "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

  "Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                                  APPENDIX A

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

  The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.

GENERAL ECONOMIC CONDITIONS

  The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product is expected to exceed $1 trillion in 1997. On a stand alone basis, California's economy is larger than all but six nations in the world.

  California's July 1, 1996 population of over 32 million represented over 12% of the total United States population. The official 1990 Census population was 29,760,021 as of April 1, 1990, which represented an increase of over 6 million persons, or 26%, during the decade of the 1980s. As of the April 1, 1990 Census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of 32.9 years.

  California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96% resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1995, the 5-county Los Angeles area accounted for 49%, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.6 million.

  After suffering through a severe recession from 1990-1994, California's economy has been on a steady recovery since the start of 1994. More than 300,000 non-farm jobs were added in the State in 1996, while personal income grew by more than $55 billion. California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses, which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession.

THE STATE

  Fiscal Years Prior to 1995-96. The State's budget problems in recent years was caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

  As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

  . reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

  . maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

  . various one-time adjustments and accounting changes.

  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court order. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

  During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

  1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

  The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 pupil (also called per ADA, or average daily attendance)) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.

  1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget

Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  Revenues--The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

  Expenditures--The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

  The following are principal features of the 1996-97 Budget Act:

    Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per ADA, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

    Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which were allocated to each school site.

    The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

    A 4.9% increase in funding for the University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

    The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

    General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

    With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

  As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

  Although the long-term impact of the new federal law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

  1997-98 Fiscal Year. On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated general fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Proposed Budget projected a balance in the SFEU of $553 million on June 30, 1998.

  At the time of the May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, increase in State employee salaries and consideration of a tax cut proposed by the Governor.

  In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconsitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

  Fiscal Year 1997-98 Budget Act. Once the pension payment eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached, however, on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

  On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on the education testing program.

  The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State has implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

  The following are major features of the 1997-98 Budget Act:

    1. For the second year in a row, the Budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budget amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years. Funds are provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend class size reduction and reading initiatives.

    2. The Budget Act reflects the $1.235 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There is no provision for any additional payments relating to this court case.

    3. Continuing the third year of a four-year "compact" which the Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

    4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

    5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

    6. Unlike prior years, this Budget Act does not depend on federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal aliens.

    7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

  Federal Welfare Reform--Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

LOCAL GOVERNMENTS

  The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

  In May 1996, a taxpayer filed an action (the "Rider Case") against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease having features similar to leases commonly used in California lease-based financings such as certificates of participation. In the Rider Case, the plaintiffs maintain that voter approval is required for the San Diego lease (a) since the lease constituted indebtedness prohibited by
Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which likewise affirmed the validity of the lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the California Supreme Court granted the plaintiffs' petition for review. No decision from the State Supreme Court is expected until sometime during the 1998 calendar year.

  Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. It is yet not known how the CalWORKs system will affect county finances in the long run.

  In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused by large investment losses in its pooled investment funds.

  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

  Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time, annual revenues to local government would be reduced by several hundred million dollars.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

  Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment".
The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

  Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

  At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

  During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

  In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

  Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

  On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a

United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

  The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

  Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Proposition 187 conflict with Federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement Federal immigration law". As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.

  Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

  Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

  The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (Commission)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1997. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

  The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.

  The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

  In Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the general fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

  The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the general fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.

  The State is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the funds, violate the single subject requirement of the State Constitution, and is an invalid "special law." Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.

  The State is a defendant in two related cases, Beno vs. Sullivan (Beno) and Welch v. Anderson (Welch), concerning reductions in Aid to Families with Dependent Children (AFDC) grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions and in the Welch case, plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The State's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

  In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court. The 1993-94 and 1994-95 transfers to PERS were made pursuant to the legislation deferring payment. A transfer to PERS of $1.2 billion was ordered by the Governor on July 29, 1997, representing repayment of the principal amount that was improperly deferred.

                                  APPENDIX B

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. ( . . . )--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, Al, Baal, Bal and B1.

  Short-term Notes and Variable Rate Demand Obligations: The four ratings of Moody's for short-term notes and VRDOs are MIG-1/VMIG-1, MIG-2/VMIG-2, MIG-3/VMIG-3, and MIG-4/VMIG-4; MIG-1/VMIG-1 denotes "best quality, enjoying strong protection from established cash flows"; MIG-2/VMIG-2 denotes "high quality" with "ample margins of protection"; MIG-3/VMIG-3 instruments are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG-4/VMIG-4 instruments are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representations and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES' ("S&P") MUNICIPAL DEBT
RATINGS

  An S&P municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources S&P's considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

    BB, B, CCC, CC, C Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C--The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

    C1 The rating "Cl" is reserved for income bonds on which no interest is being paid.

    D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless S&P's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P's by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not conduct an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

  An S&P municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

    SP-1 A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

    SP-2 A satisfactory capacity to pay principal and interest.

    SP-3 A speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

  AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

  A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

    Improving   UP ARROW

    Stable      LEFT ARROW/RIGHT ARROW

    Declining   DOWN ARROW

    Uncertain   UP ARROW/DOWN ARROW

  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

  NR indicates that Fitch does not rate the specific issue.

  Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

  Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

  BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

  CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C--Bonds are in imminent default in payment of interest or principal.

  DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

    F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

    F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

    F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D Default. Issues assigned this rating are in actual or imminent payment default.

    LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                     APPENDIX C

                             SETTLEMENT PROCEDURES

  The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix D hereto, as the case may be.

  (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

    (i) the Applicable Rate fixed for the next succeeding Dividend Period;

    (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

    (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

    (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

    (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

    (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

    (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

    (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

    (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

    (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

    (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

    (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

  (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b) (i) above and any shares of AMPS received by it pursuant to (b) (ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a) (v) or (a)(vi) above.

  (d) On each Auction Date:

    (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b) (i) or (ii) above, as the case may be;

    (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

    (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

  (e) On the day after the Auction Date:

    (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described in
  (b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

    (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

    (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (iii) above, and the Securities Depository shall execute such transactions.

  (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                                                     APPENDIX D

                              AUCTION PROCEDURES

  The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PARAGRAPH 10(A) CERTAIN DEFINITIONS.

  As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

  (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

  (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

  (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

  (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

  (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

  (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                    APPLICABLE
                                  PERCENTAGE OF      APPLICABLE
          CREDIT RATINGS         REFERENCE RATE--  PERCENTAGE OF
  ------------------------------        NO        REFERENCE RATE--
      MOODY'S           S&P        NOTIFICATION     NOTIFICATION
  ---------------- ------------- ---------------- ----------------
  "aa3" or higher  AA- or Higher       110%             150%
    "a3" or "a1"     A- to A+          125%             160%
  "baa3" to "baa1" BBB- to BBB+        150%             250%
    Below "baa3"    Below BBB-         200%             275%

  The Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or if neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Fund, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

  (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

  (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

  (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

  (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(B) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

  (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

    (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

      (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

      (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

      (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

    (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

  For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause
(A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

  (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

    (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

    (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

    (1) the number of outstanding shares of AMPS specified in such Sell
  Order, or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

    (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 10(C) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

  (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

    (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

    (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

    (C) to the extent that such Bidder is an Existing Holder

      (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

      (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

      (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

    (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

  (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

  (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

  (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

    (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

    (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

    (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

  (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

  (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(d) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

  (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

    (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

    (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

      (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

      (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

    (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

      (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

      (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

  (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

    (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

    (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

    (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

PARAGRAPH 10(e) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

  Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

  (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

    (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

    (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

    (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

    (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and
  (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

    (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

  (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

    (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

    (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

    (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

  (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

  (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

  (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

PARAGRAPH 10(F) MISCELLANEOUS.

  The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund. All of the outstanding shares of AMPS of a Series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

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 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-
SENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................  11
The Fund...................................................................  13
Use of Proceeds............................................................  13
Capitalization.............................................................  13
Portfolio Composition......................................................  14
Investment Objective and Policies..........................................  14
Description of AMPS........................................................  32
Investment Restrictions....................................................  52
Directors and Officers.....................................................  53
Investment Advisory and Management Arrangements............................  55
Portfolio Transactions.....................................................  56
Taxes......................................................................  57
Net Asset Value............................................................  62
Description of Capital Stock...............................................  62
Custodian..................................................................  64
Underwriting...............................................................  65
Transfer Agent, Dividend Disbursing Agent and Registrar....................  65
Legal Opinions.............................................................  65
Experts....................................................................  65
Available Information......................................................  66
Independent Auditors' Report ..............................................  67
Statement of Assets, Liabilities and Capital...............................  68
Financial Statements (Unaudited)...........................................  69
Glossary...................................................................  74
Appendix A--Economic and Other Conditions in California.................... A-1
Appendix B--Ratings of Municipal Bonds and Commercial Paper................ B-1
Appendix C--Settlement Procedures.......................................... C-1
Appendix D--Auction Procedures............................................. D-1


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                                  $80,000,000

                  MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

                        AUCTION MARKET PREFERRED STOCK

                                  ["AMPS(R)"]

                            1,600 SHARES, SERIES A

                            1,600 SHARES, SERIES B

                               ----------------
                                  PROSPECTUS
                               ----------------

                              MERRILL LYNCH & CO.

                               OCTOBER   , 1997

             (R)Registered trademark of Merrill Lynch & Co., Inc.

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